Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
30	SUBSEQUENT EVENTS

Subsequent to the reporting date, geopolitical tensions in the Middle East have continued to evolve, including ongoing regional conflicts and heightened political uncertainty. These developments have increased volatility in global and regional financial markets and may, over time, affect economic conditions in the region. As at the date of approval of these consolidated financial statements, the Group continues to monitor developments in the region and will assess the potential impact, if any.

On April, 29 2026, the Group received a USD 20,000,000 loan from UBC Ventures W.L.L, which is owned by the Group’s ultimate shareholder. The loan is unsecured bearing interest at SOFR plus a margin of 8% per annum. The loan is due and payable on April 28, 2028. The repayment date can be extended at the sole discretion of the lender.